EXHIBIT 32.2

CERTIFICATION OF

PERIODIC REPORT

I, Michael Stanton, the Chief Financial Officer of Diligent Corporation , certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1)         the Quarterly Report on Form 10-Q of the Company for the three months ended September 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 9, 2015

/s/ Michael Stanton
Michael Stanton
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Diligent Corporation and will be retained by Diligent Corporation and furnished to the Securities and Exchange Commission or its staff upon request.